UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act 1934

Date of Report (Date of earliest event reported): August 19, 2005

CHINA MEDIA NETWORKS INTERNATIONAL, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	000-13858	86-0214815
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

580 2nd Street, Suite 102, Encinitas, CA		92024
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:		760-230-2300
Metaphor Corporation
(Former Name or Former Address, is Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[    ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[    ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[    ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[    ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 19, 2005, the Secretary of State of Nevada, after receipt of (i) a certificate of amendment, (ii) the written consent of a majority of our shareholders, and (iii) a resolution unanimously adopted by our board of directors, amended Article One of our Articles of Incorporation such that the name of the company is now China Media Networks International, Inc.

Item 8.01 Other Events.

On August 19, 2005, the CUSIP Services Bureau of Standard & Poors issued the company a new CUSIP Number: 169433 10 9

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA MEDIA NETWORKS INTERNATIONAL, INC.

By: /s/ Mark L. Baum

   Name: Mark L. Baum
                               Title: Chief Executive Officer

Dated: August 22, 2005